Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Taxes
Income Taxes

Note 15. Income Taxes

The Company’s provision for income taxes is calculated by applying an estimated annual effective tax rate to year-to-date pre-tax income or loss and adjusting for any discrete tax items recognized in the period, in accordance with FASB Accounting Standards Codification (“ASC”) 740-270, Income Taxes — Interim Reporting.

For the three months ended March 31, 2026 and 2025, the Company recorded no income tax expense or benefit. The Company’s effective tax rate was 0% for both periods, which differs from the U.S. statutory federal income tax rate of 21% primarily due to the recording of a full valuation allowance against the Company’s net deferred tax assets, which results in no current period income tax benefit being recognized on the Company’s pre-tax loss.

In assessing the realizability of its deferred tax assets, the Company considers all available positive and negative evidence, including its history of cumulative losses, projections of future taxable income, the reversal of existing taxable temporary differences, and prudent and feasible tax planning strategies. As a result of this assessment, the Company continues to conclude that it is more likely than not that the deferred tax assets will not be realized as of March 31, 2026, and accordingly continues to maintain a full valuation allowance against its net deferred tax assets. There were no material changes to the Company’s valuation allowance position during the three months ended March 31, 2026.

The Company did not recognize any material discrete tax items during the three months ended March 31, 2026 or 2025. On July 4, 2025, the OBBB Act, which includes a broad range of tax reform provisions, was signed into law in the United States. The Company evaluated the impact of the OBBB Act on its unaudited condensed financial statements as of and for the year ended December 31, 2025 and determined that it did not have a material impact on its income tax provision or effective tax rate. The Company does not currently expect the OBBB Act to have a material impact on its estimated annual effective tax rate for 2026 and continues to monitor any guidance issued thereunder.

As a result of the Company’s Offering completed in November 2025 (see Note 9), the Company may have experienced an “ownership change” within the meaning of Section 382 of the Internal Revenue Code. If an ownership change has occurred, the Company’s ability to utilize its U.S. federal and state net operating loss carryforwards and certain other tax attributes generated prior to the ownership change to offset future taxable income would be subject to annual limitations. The Company has not completed a formal Section 382 analysis as of the date of these financial statements. Any limitation is not expected to result in additional cash tax expense in the current period given the Company’s continued cumulative loss position and the related full valuation allowance against the deferred tax assets associated with the affected attributes.

As of March 31, 2026 and December 31, 2025, the Company had no liability for unrecognized tax benefits. There were no material changes to the Company’s unrecognized tax benefits during the three months ended March 31, 2026, and the Company does not expect any material change in the next twelve months.

Note 13. Income Taxes

The Company has no foreign operations and the Company’s federal and state income tax provision is summarized as follows (in thousands):

	2025	2024
Current Tax Expense (Benefit)
Federal	$—	$—
State	—	1
Total	—	1

Deferred Tax Expense (Benefit)
Federal	(841)	(726)
State	(79)	(42)
Total	(920)	(768)
Valuation Allowance	920	768
Income tax expense	$—	$1

A reconciliation of the differences between the U.S. statutory federal income tax rate and the effective tax rate as provided in the consolidated statements of operations is as follows (in thousands, except percentages). In accordance with ASU 2023-09, Improvements to Income Tax Disclosures, the reconciliation is presented in both dollar amounts and percentages:

	2025
	Amount	Rate
Tax computed at federal statutory rate	$(888)	21%
State income taxes, net of federal benefit	—	—%
Nondeductible expenses	47	(1)%
Change in Valuation allowance:	841	(20)%
Income tax expense	$—	—%

The following table presents the rate reconciliation for the year ended December 31, 2024:

2024
Rate
Tax computed at federal statutory rate	21%
State income taxes, net of federal benefit	1%
Nondeductible expenses	—%
Change in Valuation allowance:	(22)%
Income tax expense	—%

The effective tax rate for the years ended December 31, 2025 and 2024 was approximately 0%, which differs from the statutory federal rate of 21% primarily due to the recording of a full valuation allowance against the Company’s net deferred tax assets. Nondeductible expenses in 2025 consist primarily of the conversion of Simple Agreements for Future Equity (“SAFE”) instruments, which represented the majority of the permanent tax differences, as well as meals and entertainment costs that are 50% deductible under Section 274 of the Internal Revenue Code.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (b) operating losses and tax credit carryforwards.

The tax effects of significant components of the Company’s deferred tax assets (liabilities) are as follows (in thousands):

	December 31, 2025	December 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$3,136	$2,361
Allowance for credit losses	71	—
Deferred salaries	—	20
Accrued incentives	—	6
Operating lease liabilities	7	12
Total gross deferred tax assets	$3,214	$2,399
Deferred tax liabilities:
Percentage-of-completion to completed contract	—	(103)
Operating lease right-of-use assets	(7)	(12)
Total gross deferred tax liabilities	$(7)	$(115)
Valuation allowance	(3,207)	(2,284)
Total deferred taxes	$—	$—

At December 31, 2025 and December 31, 2024, the Company had available federal net operating loss (“NOL”) carryforwards of approximately $13.9 million and $10.5 million, respectively. For state purposes, such NOL carryforwards were approximately $8.0 million and $6.0 million, respectively. The federal net operating losses were generated in tax years beginning after December 31, 2017 and, accordingly, do not expire; however, utilization is limited to 80% of taxable income in any future year. State NOL carryforward periods and annual utilization limitations vary by jurisdiction. Use of these NOL carryforwards may be significantly limited under the tax rules regarding the use of losses following an ownership change under Internal Revenue Code (“IRC”) Section 382. The Company completed its initial public offering in November 2025, which may have resulted in an ownership change, but has not completed a formal Section 382 analysis as of the date of these financial statements. If such limitations apply, a portion of the Company’s NOL carryforwards may expire unutilized or be subject to annual use limitations.

The valuation allowance relates to net deferred tax assets for which the Company believes it is not more likely than not that it will realize the associated tax benefit. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the net deferred tax assets will not be realized. The ultimate realization of net deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. Based upon the levels of historical taxable income, projections of future taxable income, and the reversal of deferred tax liabilities over the periods in which the deferred tax assets are deductible, management believes it is more-likely- than-not that the Company will not realize the benefits of these deductible differences, net of the existing valuation allowance. The amount of net deferred tax asset considered realizable, however, could change in the near term if estimates of future taxable income during the carryforward period are increased or decreased.

Based upon the level of historical pre-tax losses, as well as projections of future taxable income over the periods in which deferred tax assets are deductible, management determined that it is more likely than not that the Company may not realize the net deferred tax assets recorded as of December 31, 2025. Accordingly, a valuation allowance of approximately $3.2 million, an increase of approximately $0.9 million from the valuation allowance of approximately $2.3 million as of December 31, 2024, was recorded against net deferred tax assets as of December 31, 2025. The increase is primarily attributable to the additional federal and state NOL carryforwards generated during 2025. The Company did not make any material income tax payments during the year ended December 31, 2025.

The Company files income tax returns as prescribed by tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, and local jurisdictions where applicable based on the statute of limitations that apply in each jurisdiction. The Company has no open income tax audits with any taxing authority as of December 31, 2025. The Company is still subject to income tax examinations by U.S. federal and state tax authorities for the years 2022 through 2024. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carryforward amount.

As of December 31, 2025 and 2024, no liability for unrecognized tax benefits was required to be recorded. The Company does not expect any material changes to its unrecognized tax benefits within the next twelve months.

No interest or penalties have been recognized in the consolidated financial statements related to uncertain tax positions for the years ended December 31, 2025 and 2024.

On July 4, 2025, the OBBB Act, which includes a broad range of tax reform provisions, was signed into law in the United States and the Company continues to assess its impact. The Company has evaluated the impact of the OBBB Act on its 2025 financial statements and determined that the legislation did not have a material impact on the Company’s income tax provision or effective tax rate for the year ended December 31, 2025. The Company currently does not expect the OBBB Act to have a material impact on its estimated annual effective tax rate in 2026.

The Company adopted ASU 2023-09, Improvements to Income Tax Disclosures, for the annual period ended December 31, 2025 on a prospective basis. The adoption resulted in expanded disclosures within the rate reconciliation table, including both dollar amounts and percentages. The adoption did not have a material impact on the Company’s consolidated financial statements.